UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07322
The Integrity Funds
(Exact name of registrant as specified in charter)

Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant's telephone number, including area code:	701-852-5292

Date of fiscal year end:	December 31
Date of reporting period:	June 30, 2009

Item 1—Reports to Shareholders

[Logo]

Investment Adviser

Integrity Money Management, Inc.
P.O. Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, Inc.±
P.O. Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

INTEGRITY GROWTH & INCOME FUND

P.O. Box 500 • Minot, North Dakota 58702
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Growth & Income Fund (the "Fund") for the six months ended June 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Integrity Growth & Income Fund (IGIAX) under performed the S&P 500 for the first half of 2009 as a side effect of lowering risk. An expected outcome of a low risk strategy is that we will not keep up with the market during strong up moves, especially those driven primarily by risky, low quality small caps, as was the case in March - April of 2009. The Fund outperformed dramatically during the big market decline in January - February of this year, but under performed during the strong reversal in March - April. The first four months was followed by two more months of weakening but sideways action in May and June, so there has been unusual volatility month-to-month, with semiannual returns varying greatly, depending on a fund's overall risk positioning.

We expect continuing high volatility and risk for at least the remainder of 2009, and perhaps much of 2010. Short term measures of market volatility have fallen, but this is not the same thing as risk, which has risen significantly in recent months. We believe we are about halfway through a secular (long term structural) bear market that began in 2000 and will end around 2018, give or take a couple of years. Secular trends last for about 18 years, as we can see by subtracting 18 from the year 2000 and repeating backward in time. The long-term trend is still downward, although it will be accompanied by large fluctuations above and below the trend line. This means that risk control is the most important element of the Fund's focus for the foreseeable future. We address this issue in greater depth below.

The Fund's cash position at June 30 was 29.5%, and the average weighted market cap was approximately $7.1 billion. Since our 2008 year end report to you, the Fund's standard deviation of monthly returns (a standard statistical measure of risk) rose only 0.31%, from 5.78% to 6.09%, and actually fell over the last 3 months. That of the S&P 500 rose 2.12% from 5.63% to 7.75%. The Value Line Arithmetic Composite (VLAC) (which we view as a superior proxy for the market because it covers 1,700 stocks and is equally weighted) risk level rose nearly 4% from the end of 2008, from 7.86% to 11.84%. We have been successful in our goal of reducing risk in the Fund relative to that of the overall market.

In our opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason. As you can see from the table below, we have been successful over the last 6 months in reducing our risk relative to the S&P 500, albeit at the cost of return. Given the extreme fluctuations in the market over the last year, this is a cost we are happy to pay.

Risk-Adjusted Return Comparison

IGIAX vs. S&P 500, 6 months ended 6/30/09

	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
IGIAX	0.07%*	6.09%	0.01%
S&P 500	3.16%	7.75%	0.41%

Note: Standard Deviation is measured over the most recent 13 monthly total returns. Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns. When returns are negative, relative risk-adjusted returns may be misleading because they are not intuitive. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 2.07%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60%.

Risk & The Economy: A Long Term View

There are some subsectors of the US economy that we believe will grow over the next year or three (health care diagnostic & testing equipment & services and some consumer staples, for instance). There are deeply undervalued individual stocks in various sectors that offer excellent, well-covered dividend yields and consistently high returns on invested capital, and they should also do well.

However, we believe this is a market in which careful, conservative stock selection and active portfolio level risk management will be rewarded over indexing for some years to come. This is true of all secular bear markets with a longer term downward trend. After a 40% rally driven primarily by poor quality, small cap stocks, it's time to be cautious. We took profits on most of our more volatile companies during and following the uptrend in March - April and now have a large cash hoard with a small short position against the rapidly deteriorating commercial & industrial real estate market because it's an excellent hedge against another sharp overall market decline, not as a bet on real estate specifically. This has sharply reduced our level of daily and monthly volatility at the cost of some return.

The US is experiencing the first balance sheet recession since the 1930s. Businesses and consumers both have seen their balance sheets and net worth shrink in value. Consumers' homes, incomes, cars and 401(k) plans are worth less, and will not support nearly the level of spending of recent years. Corporations have also written off goodwill and intangibles, reduced the value of plant & equipment, paid down debt and sold off poorly performing divisions at much less than they were worth a year or two ago. In addition to asset destruction, credit has contracted dramatically.

A much smaller financial asset and credit base is simply unable to support the level of earnings of the last decade or two. Capacity utilization has sunk into the upper 60% range, a level not seen since the 1930s. This is consistent with the contraction in the global and US capital base we have experienced. Capacity utilization is unlikely to return to more normal levels of past decades without the capital base to support higher capacity utilization. We cannot depend on China to pull the world out of recession because China itself has massive excess industrial capacity. This reduced economic base and the required shutting down of excess capacity driven by an unsustainable level of borrowing for many years will eventually result in a "new normal" of economic activity, employment and living standards well below what was reached in 2007. We are currently watching for signals that the economy has bottomed out before we jump back into the market based on a rose-colored view of our near term economic prospects from yet more borrowing.

US private and corporate financial assets are estimated very roughly at $200 trillion. Some economists and market strategists estimate that we have seen net worth in the US contract so far by about $30 trillion. With another wave of residential real estate due for refinancing from the end of 2009 - 2011 in a restricted credit environment, we are already seeing default rates climb again on a larger pool of higher quality mortgages, further reducing housing prices and net worth. Commercial & industrial real estate vacancies and default rates are soaring, and to add insult to injury, banks are requiring much higher levels of owner equity before rolling over debt on these properties. There is a huge glut of retail properties especially that will not survive this process. Many older debt securities on bank balance sheets still have not been written down to market value, based on a blind faith that we will return to an "old normal" level of earnings and economic growth the end of this year or early in 2010. We view this scenario as unlikely. Business still have large amounts of excess capacity longer term that will need to be closed and written down. Our guess is that we have another $10 or $20 trillion in further balance sheet write-offs ahead of us, potentially reducing Americans' capital base by 25%.

If we assume this to be the case, the US will undergo a roughly 25% contraction in the asset base that supports consumer spending and corporate earnings. Because savings is the only way to rebuild balance sheets, it's likely to require a generation to rebuild financial assets to the level required to support the earnings and consumer spending level of 2007.

That doesn't mean the economy cannot begin growing again in 2010 or 2011, but if it does, it will begin from a significantly lower asset and earnings base. Taxes and savings rates will soar, suppressing consumer-related economic activity and growth for many years. Aggregate earnings will almost certainly be significantly lower for quite some time, even if they begin growing again next year. The task of fund managers in this kind of environment is to ensure that the price paid for a stock is commensurate with the reduction in its asset base and future business longer term, so that we don't have to wait years for earnings to grow to a level that will support our initial purchase price.

We do this by increasing the discount to our estimate of fair value at which we are willing to buy stocks. During periods of stable economic growth we were willing to buy stocks at a discount of 10% - 30%, depending on the riskiness of the company's business model. Today we are insisting for most stocks on discounts of between 30% and 50% before we will buy them.

Because earnings growth and thus capital gains will likely be harder to come by in the next several years, dividends also take on increased importance because they lower the capital gains hurdle required for a desired total return. We have increasingly focused the Fund over the last year on stable, dominant companies with well-supported dividends in excess of the 10-year T-Note in order to better support future total returns.

We are mindful of our responsibility to our shareholders. The stock portion of my personal portfolio as the Fund manager is almost totally invested in the stock funds I manage, and neither I nor my family have personal brokerage accounts. We do not trade stocks for our own benefit, only for our investors alongside of whom we also are invested. We'd like to express our appreciation to you again for your trust in our management, and take this opportunity to wish you and your families a healthy and successful 2009.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert A. Loest, Ph.D., CFA

Senior Portfolio Manager

The views expressed are those of Robert A. Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. (the "Company" or "Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, Inc. P.O. Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, Inc. P.O. Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

TERMS & DEFINITIONS

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return

Depreciation

Decrease in the value of an asset

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal; it invests in companies that reinvest most of their earnings for expansion, research, or development

Growth & Income Fund

Fund that invests in common stocks for both current income and long-term growth of capital and income

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Net Asset Value

The value of all a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any applicable sales charge

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

COMPOSITION June 30, 2009 (unaudited)

Portfolio Market Sectors
(As a percentage of net assets)

Cash & Other	29.6%
Health Care	15.4%
Utilities	10.8%
Industrials	10.5%
Energy	7.6%
Consumer Staples	7.0%
ETF	4.5%
Information Technology	4.0%
Materials	4.0%
Consumer Discretionary	3.8%
Financials	2.8%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Top Ten Holdings
(As a percentage of net assets)

1.	Wells Fargo Advantage Cash Investment Money Market Fund	29.6%
2.	Ormart Technologies Inc.	6.1%
3.	Becton Dickinson & Co.	5.4%
4.	Waters Corp	4.9%
5.	ProShares Ultra Short Real Estate	4.5%
6.	H.J. Heinz Co.	4.0%
7.	Plains All American Pipeline, L.P.	4.0%
8.	Linear Technology Corp.	4.0%
9.	Agnico-Eagles Mines Ltd.	4.0%
10.	Genuine Parts	3.8%

These Fund's holdings are subject to change at any time.

DISCLOSURE OF FUND EXPENSES (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 31, 2008 to June 30, 2009.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/08	Ending Account Value 6/30/09	Expenses Paid During Period*

Actual	$1,000.00	$1,000.70	$8.00

Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.07

*Expenses are equal to the annualized expense ratio of 1.60%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of 0.07% for the six-month period of December 31, 2008 to June 30, 2009.

AVERAGE ANNUAL TOTAL RETURNS (unaudited)

	For periods ending June 30, 2009
Integrity Growth & Income Fund	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(26.04%)	(4.26%)	1.18%	(3.35%)	6.68%

Lipper Mlt-Cap Core Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(12.67%)	5.34%	8.89%	3.94%	6.51%

S&P 500 Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(26.21%)	(8.22%)	(2.24%)	(2.22%)	6.83%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management") and IPS Advisory, Inc. ("IPS Advisory"). Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund's portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

COMPARATIVE INDEX GRAPH (unaudited)

Comparison of change in value of a $10,000 investment in
the Fund, the Lipper Mlt-Cap Core Index, and the S&P 500 Index

	Integrity Growth & Income Fund without Sales Charge	Lipper Mlt-Cap Core Index	S&P 500 Index
12/31/1998	$10,000	$10,000	$10,000
1999	$21,888	$12,077	$12,104
2000	$16,781	$11,674	$11,002
2001	$9,683	$10,418	$9,694
2002	$7,011	$8,153	$7,552
2003	$8,692	$10,705	$9,718
2004	$9,726	$12,032	$10,776
2005	$10,633	$13,021	$11,305
2006	$12,232	$14,863	$13,091
2007	$13,207	$15,750	$13,810
2008	$9,633	$9,537	$8,700
6/30/2009	$9,640	$10,414	$8,964

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns included reinvested dividends.

The Fund's performance prior to April 22, 2005 reflects the historical information of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund at the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

The results from April 22, 2005 to December 31, 2006 were achieved while the Fund was managed by the Adviser and IPS Advisory. Effective February 1, 2007, IPS Advisory was removed as sub-adviser for the Fund, but the Fund's portfolio manager, formerly Chief Executive Officer of IPS Advisory, became employed by the Adviser and remains the same. The results prior to April 22, 2005 were achieved while the Fund was managed by a different investment adviser that used different investment strategies and techniques, which may have produced different investment results than those achieved by the current investment adviser.

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited)

COMMON STOCK (65.9%)	Quantity	Market Value

Clean Energy (3.6%)
*Vestas Wind Energy—ADR	40,000	$954,000

Distibutors (3.8%)
Genuine Parts	30,000	1,006,800

Electric & Gas Utilities (10.8%)
Atmos Energy Corporation	35,000	876,400
CPFL Energia SA—ADR	8,000	387,520
Ormat Technologies Inc	40,000	1,612,400
		2,876,320
Electrical Equipment (3.5%)
ABB LTD-Spon—ADR	60,000	946,800

Food & Drug Retailers (7.0%)
H.J. Heinz Co	30,000	1,071,000
Supervalu Inc.	60,000	777,000
		1,848,000
Health Care Equipment & Services (15.4%)
C.R. Bard, Inc.	10,000	744,500
Becton Dickinson & Co.	20,000	1,426,200
*Waters Corp	25,000	1,286,750
*Zimmer Holdings	15,000	639,000
		4,096,450
Industrial Conglomerates (5.9%)
3M Co.	16,000	961,600
Veolia Environnement—ADR	20,000	590,800
		1,552,400
Insurance (2.8%)
Arthur J. Gallagher & Co.	35,000	746,900

Semiconductors & Equipment (4.0%)
Linear Technology Corp.	45,000	1,050,750

Machinery (1.1%)
*Fuel Tech Inc	30,000	291,000

Metals & Mining (4.0%)
Agnico-Eagles Mines Ltd	20,000	1,049,600

Oil & Gas E&D, Equipment & Services (4.0%)
Plains All American Pipeline, L.P.	25,000	1,063,750

TOTAL COMMON STOCKS (COST: $19,304,298)		$17,482,770

Exchange Traded Funds (4.5%)	Shares
ProShares Ultra Short Real Estate (COST: $2,391,760)	60,000	$1,180,800

SHORT-TERM SECURITIES (29.6%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $7,856,132)	7,856,132	$7,856,132

TOTAL INVESTMENTS IN SECURITIES (COST: $29,552,190)		$26,519,702
OTHER ASSETS LESS LIABILITIES		11,710

NET ASSETS		$26,531,412

*Non-income producing

ADR—American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Cash Equivalents	$7,856,132	$0	$0	$7,856,132
ETFs	1,180,800	0	0	1,180,800
Common Stock	17,482,770	0	0	17,482,770
Total	$26,519,702	$0	$0	$26,519,702

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $29,552,190)	$26,519,702
Accrued dividends receivable	42,400
Accrued interest receivable	2,215
Receivable for fund shares sold	21,250
Prepaid expenses	13,033
Total assets	$26,598,600

LIABILITIES
Payable for fund shares redeemed	$17,033
Accrued expenses	21,105
Payable to affiliates	29,050
Total liabilities	$67,188

NET ASSETS	$26,531,412

Net assets are represented by:
Capital stock outstanding, at par	$934
Paid-in capital	35,894,458
Accumulated undistributed net realized gain (loss) on investments	(6,451,085)
Accumulated undistributed net investment income (loss)	119,593
Unrealized appreciation (depreciation) on investments	(3,032,488)
Total amount representing net assets applicable to 933,508 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$26,531,412

Net asset value per share	$28.42

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$21,221
Dividends (net of foreign withholding taxes of $8,154)	303,828
Total investment income	$325,049

EXPENSES
Investment advisory fees	$128,410
Distribution (12b-1) fees	32,102
Transfer agent fees	25,682
Accounting service fees	18,421
Administrative service fees	19,261
Custodian fees	3,157
Professional fees	15,965
Trustees fees	2,559
Transfer agent out-of-pockets	4,160
Reports to shareholders	7,425
License, fees, and registrations	9,336
Audit fees	4,903
Insurance expense	662
Legal fees	4,338
Total expenses	$276,381
Less expenses waived or absorbed by the Fund's manager	(70,926)
Total net expenses	$205,455

NET INVESTMENT INCOME (LOSS)	$119,594

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(3,364,227)
Net change in unrealized appreciation (depreciation) of investments	3,201,795
Net realized and unrealized gain (loss) on investments	$(162,432)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(42,838)

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Six Months Ended June 30, 2009*	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$119,594	$136,301
Net realized gain (loss) on investment transactions	(3,364,227)	(3,086,858)
Net change in unrealized appreciation (depreciation) on investments	3,201,795	(7,518,357)
Net increase (decrease) in net assets resulting from operations	$(42,838)	$(10,468,914)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.00 and $0.15 per share, respectively)	$0	$(146,454)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Distributions from return of capital ($0.00 and $0.03 per share, respectively)	0	(30,119)
Total dividends and distributions	$0	$(176,573)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$1,469,880	$3,447,189
Proceeds from reinvested dividends	0	167,012
Cost of shares redeemed	(2,367,374)	(6,399,898)
Net increase (decrease) in net assets resulting from capital share transactions	$(897,494)	$(2,785,697)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(940,332)	$(13,431,184)
NET ASSETS, BEGINNING OF PERIOD	27,471,744	40,902,928
NET ASSETS, END OF PERIOD	$26,531,412	$27,471,744

Undistributed net investment income	$0	$0

* Unaudited.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Trust may offer multiple portfolios; currently three portfolios are offered. On April 22, 2005, the IPS Millennium Fund and IPS New Frontier Fund (the "IPS Funds") were reorganized into the Fund and became a series of the Trust. Prior to this date, the IPS Funds were organized as an Ohio statutory trust August 10, 1994, and were registered under the 1940 Act as an open-end management investment company. The accompanying financial statements and financial highlights are those of the Fund.

The Fund seeks to provide long-term growth of capital with dividend income as a secondary objective.

Shares of the Fund are offered at net asset value plus a distribution fee of up to 0.25% on an annual basis.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•	listed securities are valued at the closing price obtained from the respective primary exchange on which the security listed or, if there were no sales on that day, the last reported current bid price

•	unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Service using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing and a system for measuring the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	146,454	215,563
Long-term capital gains	0	0
Return of capital	30,119	0
Total	$176,573	$215,563

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($2,653,571)	($6,234,283)	($8,887,854)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008 totaling $2,653,571, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$2,653,571

For the year ended December 31, 2008, the Fund made $38,290,399 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009 post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $433,287.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at the end of the calendar year. Distributions are recorded on the ex-dividend date.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the schedule of investments. The statement of assets and liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

NOTE 3: CAPITAL SHARE TRANSACTIONS

As of June 30, 2009, there were unlimited shares of $.001 par value authorized; 933,508 and 967,230 shares were outstanding at June 30, 2009 and December 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Shares sold	53,439	105,568
Shares issued on reinvestment of dividends	0	5,971
Shares redeemed	(87,161)	(188,118)
Net increase (decrease)	(33,722)	(76,579)

NOTE 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 1.00% of the Fund's average daily net assets. The Fund has recognized $57,484 of investment advisory fees after a partial waiver for the six months ended June 30, 2009. The Fund has a payable to the Adviser of $11,119 at June 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until March 31, 2010, so that the net annual operating expenses of the Fund do not exceed 1.60%. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the Fund. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $32,102 of distribution fees for the six months ended June 30, 2009. The Fund has a payable to the Distributor of $5,778 at June 30, 2009 for distribution fees.

As transfer agent to the Fund, Integrity Fund Services provides shareholder services for a monthly fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $25,682 of transfer agency fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $4,622 at June 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $18,421 of accounting service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $3,222 at June 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $19,261 of administrative service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $3,467 at June 30, 2009 for administrative service fees.

NOTE 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $13,017,601 and $16,455,117, respectively, for the six months ended June 30, 2009.

NOTE 6: INVESTMENT IN SECURITIES

At June 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $29,552,190. The net unrealized depreciation of investments based on the cost was $3,032,488, which is comprised of $1,115,028 aggregate gross unrealized appreciation and $4,147,516 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

NOTE 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required regarding about the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/09[1]	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Period 12/1/05 Through 12/30/05	Year Ended 11/30/05	Year Ended 11/30/04[5]
NET ASSET VALUE, BEGINNING OF PERIOD	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11	$26.03

Income from Investment Operations:
Net investment income (loss)	$.13	$.14	$.19	$.32	$.01	$.23	$.41
Net realized and unrealized gain (loss) on investment transactions	(.11)	(10.75)	2.72	4.49	.24	3.11	2.78
Total income (loss) from investment transactions	$.02	$(10.61)	$2.91	$4.81	$.25	$3.34	$3.19

Less Distributions:
Dividends from net investment income	$.00	$(.15)	$(.20)	$(.29)	$(.01)	$(.71)	$(.11)
Distributions from net realized gains	.00	.00	(.01)	(.01)	.00	.00	.00
Distributions from return of capital	.00	(.03)	.00	.00	.00	.00	.00
Total distributions	$.00	$(.18)	$(.21)	$(.30)	$(.01)	$(.71)	$(.11)

NET ASSET VALUE, END OF PERIOD	$28.42	$28.40	$39.19	$36.49	$31.98	$31.74	$29.11

Total Return[2]	0.14%[3]	(27.06%)	7.97%	15.04%	9.58%[3]	11.60%	12.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$26,531	$27,472	$40,903	$46,334	$52,148	$52,804	$67,259
Ratio of net expenses (after expense assumption) to average net assets[4]	1.60%[3]	1.60%	1.60%	1.56%	1.50%[3]	1.46%	1.40%
Ratio of net investment income to average net assets	0.93%[3]	0.40%	0.46%	0.84%	0.41%[3]	0.66%	1.48%
Portfolio turnover rate	64.11%	158.65%	99.47%	94.23%	9.66%	107.61%[6]	77.87%

[1]	Unaudited.

[2]	Excludes any applicable sales charge.

[3]	Annualized.

[4]

During the periods since April 22, 2005, the Integrity Mutual Funds and/or the Adviser assumed and/or waived expenses of $70,926, $211,238, $303,218, $400,347, $40,314, and $259,259, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.15%, 2.22%, 2.30%, 2.39%, 2.41%, and 1.91%, respectively. During the periods prior to April 22, 2005, IPS Advisory did not assume and/or waive any expenses.

[5]

The financial highlights as set forth herein reflect the historical financial highlights of IPS Millennium Fund. The assets of IPS Millennium Fund were acquired by the Fund as of the close of business on April 22, 2005. In connection with such acquisition, the shares of IPS Millennium Fund were exchanged for shares of the Fund.

[6]	Calculation excludes the value of securities acquired by the IPS New Frontier Fund of $622,328 in purchases and $2,123,907 in sales for the period.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]

Investment Adviser

Integrity Money Management, Inc.
P.O. Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, Inc.±
P.O. Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

INTEGRITY HIGH INCOME FUND

P.O. Box 500 • Minot, North Dakota 58702
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Enclosed is report of the operations for the Integrity High Income Fund (the "Fund") for the six months ended June 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Market Recap

High-yield performance for the first quarter was volatile: January's strong returns were followed by declines in February and early March before reversing course in the second half of March to generate gains for the month. This end-of-March rally was followed by three solid months of performance, making the second quarter the strongest on record for high-yield bonds. After four consecutive months of outperformance by lowest-rated bonds, CCC-rated credits returned nearly 50% for the year-to-date, significantly surpassing their lower-quality counterparts by more than 23%.

As of June 30, the yield-to-worst on the Barclays Capital U.S. Corporate High Yield Index was 12.28%, as spreads tightened 772 basis points (bps) to 1,024 on an option-adjusted spread (OAS) basis since the beginning of the year. The return for the Barclays Capital U.S. Corporate High Yield Index was 30.43% for the year to date, outperforming the 10-year Treasury note (-7.92%), S&P 500 Index (3.16%) and Merrill Lynch High Yield Master II Constrained Index (29.88%).

Since mid-March, sentiment improved as signs of economic and financial system stabilization emerged and the market priced out a worst-case scenario. This improved sentiment continued to drive positive fund flows and increased institutional allocations into the high-yield market during the second quarter. With a scarcity of available bonds in the secondary market, the inflow of cash created a strong bid to the market and left investors with substantial cash positions. Elevated cash balances led to a significant increase in issuance in the second quarter, as higher-quality companies took advantage of the demand and re-opening of the capital markets to refinance and extend maturities of existing debt. For the year to date, 142 issues were released totaling $68.1 billion, as compared to 92 deals totaling $44.3 billion for the same period last year.

For the first half of the year, the 12-month trailing domestic default rate increased from 2.25% to 8.63%. While this rate will continue to trend higher through the year, the increase will be somewhat mitigated by recent company actions, such as covenant waivers from banks, distressed debt exchanges, and refinancing of near-term maturities, which have been prevalent over the past several months.

Portfolio Performance and Positioning

For the year to date, the Integrity High Income Fund returned 28.31%*, compared to a 30.43% return for its benchmark, the Barclays Capital U.S. Corporate High Yield Index, and a 22.47% average return for funds included in Lipper's High Yield Fund Category for the same period. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 1.82% for Class A and 2.57% for Class C. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.60% for Class A and 2.35% for Class C. Performance relative to the 2% constrained benchmark was aided by security selection in the electric utility, consumer product and aerospace/defense sectors, with the largest contributions coming from our relative weightings in Astrotech, Tenneco, SunGard Data Systems, K. Hovnanian Enterprises and TRW Automotive. Underperforming sectors included exposure to banking, telecommunications and financials. Performance was hindered by our relative weightings in GMAC, FairPoint Communications, Energy Future Holdings and Terex.

The Fund is currently overweight in the consumer product, media/cable and healthcare sectors, driven by our view of the relative value opportunities within those sectors. It is underweight in the financial, banking and building material sectors, where valuations are not compelling due to challenging fundamental outlooks or rich valuations.

Market Outlook

We expect economic data to be mixed and market volatility to remain elevated, as the economy works through a bottoming process. In the current environment, we believe attractive investment opportunities exist across the ratings spectrum. We see value in higher-quality companies that are well-positioned to withstand economic weakness, as well as select companies where enterprise values are overly depressed by the current pessimism reflected in security prices. Although there has been substantial spread tightening, we believe that valuations are attractive and investors are still being compensated for the uncertainty that exists in the macroeconomic environment. From here, further spread tightening will be predicated on continued economic improvement, corporate profitability and corresponding balance sheet repair. The importance of security and sector selection will continue through 2009, and we will rely on our bottom-up security selection process to capitalize on dislocations in relative value.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert L. Cook, CFP Senior Portfolio Manager and Managing Director J.P. Morgan Investment Management Inc.	Thomas G. Hauser Vice President J.P. Morgan Investment Management Inc.

The views expressed are those of Robert L. Cook, Senior Portfolio Manager and Managing Director, and Thomas G. Hauser, Vice President, J.P. Morgan Investment Management Inc. ("JPMIM"), sub-adviser to the Fund. The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

High yield securities are lower quality debt securities and are subject to greater risk of default or price changes due to changes in the credit quality of the issuer.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, Inc. P.O. Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Funds Services, Inc. P.O. Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

TERMS & DEFINITIONS

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Coupon Rate or Face Rate

Rate of interest payable annually based on the face amount of the bond; expressed as a percentage

Depreciation

Decrease in the value of an asset

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Maturity

Measure of the term or life of a bond in years; a bond "matures" when the issuer repays the principal

Multiple Classes of Shares

Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options, which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

Net Asset Value

The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any sales charge

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

COMPOSITION June 30, 2009 (unaudited)

Portfolio Quality Ratings
(Based on total long-term investments)

A	0.1%
BBB	4.8%
BB	37.0%
B	37.5%
CCC	18.2%
CC	1.1%
D	0.7%
NR	0.6%

Quality ratings reflect the financial strength of the issuer and are assigned by independent rating services such as Moody's Investors Services ("Moody's") and Standard & Poor's Ratings Group ("S&P").

These percentages are subject to change.

KEY STATISTICS

A Shares		C Shares
12/31/2008 NAV (share value)	$5.05	12/31/2008 NAV (share value)	$5.06
06/30/2009 NAV	$6.17	06/30/2009 NAV	$6.18

Total Net Assets	$41,153,878
Number of Issues	174
Average Maturity	6.2 years

DISCLOSURE OF FUND EXPENSES (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 31, 2008 to June 30, 2009.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/08	Ending Account Value 6/30/09	Expenses Paid During Period*
Actual
Class A	$1,000.00	$1,283.05	$9.14
Class C	$1,000.00	$1,278.00	$13.41

Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,016.79	$8.08
Class C	$1,000.00	$1,013.02	$11.85

*For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.60% for Class A and 2.35% for Class C), multiplied by the average account value over the period, multiplied by 180/360 days. Class A's ending account value in the "Actual" section of the table is based on its actual total return of 28.30% for the six-month period of December 31, 2008 to June 30, 2009. Class C's ending account value in the "Actual" section of the table is based on its actual total return of 27.80% for the six-month period of December 31, 2008 to June 30, 2009.

AVERAGE ANNUAL TOTAL RETURNS (unaudited)

	For periods ending June 30, 2009
Integrity High Income Fund Class A Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without sales charge	(9.10%)	(7.17%)	(0.61%)	N/A	(0.18%)
With sales charge (4.25%)	(12.93%)	(8.49%)	(1.48%)	N/A	(1.00%)

Integrity High Income Fund Class C Shares	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
Without CDSC	(9.86%)	(7.87%)	(1.36%)	N/A	(1.00%)
With CDSC (1.00%)	(10.69%)	(7.87%)	(1.36%)	N/A	(1.00%)

Barclays Capital U.S. Corporate High-Yield Bond Index	1 year	3 year	5 year	10 year	Since Inception (April 30, 2004)
	(2.41%)	2.09%	4.34%	N/A	4.14%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

Effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was managed by SMH Capital Advisors, Inc., and its investment strategies and techniques may have produced different investment results than those achieved by J.P. Morgan Investment Management, Inc., which became the Fund's sub-adviser effective May 5, 2008.

COMPARATIVE INDEX GRAPH (unaudited)

Comparison of change in value of a $10,000 investment in the Fund and the Barclays Capital U.S. Corporate High-Yield Bond Index

	Integrity High Income Fund without Sales Charge	Integrity High Income Fund with Maximum Sales Charge	Barclays Capital U.S. Corporate High-Yield Bond Index
04/30/2004	$10,000	$9,579	$10,000
2004	$10,981	$10,518	$10,934
2005	$11,803	$11,306	$11,233
2006	$13,061	$12,511	$12,567
2007	$11,746	$11,251	$12,803
2008	$7,724	$7,398	$9,455
06/30/2009	$9,910	$9,492	$12,331

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

Effective May 5, 2008, the Fund replaced its sub-adviser. Accordingly, the results prior to May 5, 2008 were achieved while the Fund was managed by SMH Capital Advisors, Inc., and its investment strategies and techniques may have produced different investment results than those achieved by J.P. Morgan Investment Management, Inc., which became the Fund's sub-adviser effective May 5, 2008.

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited)

CORPORATE BONDS (96.2%)	Principal Amount	Market Value

Agricultural Chemicals (0.3%)
Terra Capital Inc 7.000% 2/1/17	$150,000	$137,062

Apparel Manufacturers (0.2%)
Levi Strauss & Co 9.750% 1/15/15	90,000	88,425

Appliances (0.8%)
ALH Fin LLC/ALH Fin Corp 8.500% 1/15/13	360,000	315,000

Auto-Cars/Light Trucks (3.3%)
Hertz Corp 8.875% 1/1/14	290,000	266,800
RSC Equipment Rental Inc 9.500% 12/1/14	385,000	308,962
TRW Automotive Inc—144A 7.000% 3/15/14	400,000	288,000
Tenneco Inc. 8.125% 11/15/15	200,000	158,000
Titan International Inc 8.000% 1/15/12	375,000	339,375
		1,361,137
Beverages/Wine/Spirits (0.7%)
Constellation Brands Inc 7.250% 9/1/16	310,000	286,750

Broadcast Serv/Program (3.8%)
*(1)(2) CCO Hldgs LLC/CAP Corp 8.750% 11/15/13	650,000	617,500
Directv Holdings/Fing 6.375% 6/15/15	475,000	439,375
Echostar DBS Corp 7.125% 2/1/16	530,000	494,225
		1,551,100
Building-Residential/Commer (0.4%)
K Hovnanian Enterprises 6.250% 1/15/16	300,000	150,000
(1)(2) Tousa Inc. 7.500% 3/15/11	243,000	24
(1)(2) Tousa Inc. 10.375% 7/1/12	4,254,000	425
(1)(2) Tousa Inc. 7.500% 1/15/15	2,598,000	260
		150,709
Cable TV (1.9%)
CSC Holdings Inc.—144A 8.500% 4/15/14	30,000	29,737
Directv Holdings/Fing 7.625% 5/15/16	170,000	165,325
* Echostar DBS Corp. 7.750% 5/31/15	635,000	604,838
		799,900
Casino Hotels (3.8%)
Boyd Gaming Corp 7.125% 2/1/16	240,000	177,900
Harrahs Operating Escrow—144A 11.250% 6/1/17	305,000	288,225
Harrahs Operating Co Inc—144A 10.000% 12/15/18	570,000	327,750
MGM Mirage 6.625% 7/15/15	1,000,000	652,500
MGM Mirage Inc—144A 10.375% 5/15/14	55,000	57,062
MGM Mirage Inc—144A 11.125% 11/15/17	65,000	68,900
		1,572,337
Chemicals—Diversified (0.3%)
Reichhold Industries Inc—144A 9.000% 8/15/14	320,000	112,000

Chemicals—Specialty (3.6%)
Ashland Inc—144A 9.125% 6/1/17	85,000	88,400
Dow Chemical Co 8.550% 5/15/19	230,000	230,409
Huntsman LLC 11.500% 7/15/12	665,000	673,313
Nalco Co—144A 8.250% 5/15/17	160,000	160,800
Polyone Corp 8.875% 5/1/12	400,000	336,000
		1,488,922
Coal (0.9%)
Arch Western Finance 6.750% 7/1/13	420,000	383,250

Commercial Services (0.8%)
Iron Mountain 6.625% 1/1/16	20,000	17,900
Iron Mountain Inc. 8.750% 7/15/18	320,000	315,200
		333,100
Computers (1.3%)
Sungard Data Systems Inc 10.250% 8/15/15	580,000	535,775

Consumer Products/Misc. (2.7%)
Central Garden & Pet Co. 9.125% 2/1/13	160,000	153,000
Jarden Corp. 7.500% 5/1/17	245,000	214,375
Jarden Corp. 8.000% 5/1/16	140,000	133,700
*(3) Visant Holding Corp. 10.250% 12/1/13	610,000	605,425
		1,106,500
Containers—Metal/Glass (0.7%)
Crown Americas LLC—144A 7.625% 5/15/17	65,000	62,725
Owens-Brockway—144A 7.375% 5/15/16	115,000	111,550
Solo Cup Company—144A 10.500% 11/1/13	120,000	120,300
		294,575
Containers/Paper/Plastic (1.8%)
Bway Corp—144A 10.000% 4/15/14	135,000	134,663
Graham Packaging Co 9.875% 10/15/14	320,000	297,600
(1)(2) Smurfit-Stone Container 8.375% 7/1/12	315,000	120,487
(1)(2) Vitro Sab DE CV 9.125% 2/1/17	500,000	192,500
		745,250
Cruiselines (0.6%)
Royal Caribbean Cruises 7.250% 6/15/16	290,000	229,100

Data Processing/Management (1.3%)
Anixter Intl Inc 10.000% 3/15/14	145,000	144,275
First Data Corporation 9.875% 9/24/15	550,000	390,500
		534,775
Divers. Oper./Commer. Svc. (0.7%)
Sally Holdings LLC 9.250% 11/15/14	275,000	273,625

Diversified Financ. Svcs. (0.1%)
Bank of America Corp 5.750% 8/15/16	50,000	43,384

Diversified Manufacture Op. (0.7%)
RBS Global & Rexnord Cor—144A 9.500% 8/1/14	351,000	300,105

Electric/Generation (0.8%)
AES Corporation—144A 9.750% 4/15/16	230,000	232,875
Edison Mission Energy 7.000% 5/15/17	140,000	107,450
		340,325
Electric/Integrated (1.9%)
Energy Future Holdings 10.875% 11/1/17	1,055,000	770,150

Electronic Comp-Semicon (1.8%)
Advanced Micro Devices 7.750% 11/1/12	110,000	73,150
Amkor Technologies, Inc. 7.750% 5/15/13	270,000	247,725
Flextronics Intl LTD 6.250% 11/15/14	230,000	215,050
NXP BV/NXP Funding LLC 7.875% 10/15/14	305,000	138,775
NXP BV/NXP Funding LLC—144A 10.000% 7/15/13	75,000	54,563
		729,263
Finance—Auto Loans (3.8%)
Ford Motor Credit Co 7.000% 10/1/13	1,044,000	839,409
GMAC LLC—144A 6.875% 8/28/12	860,000	718,100
		1,557,509
Finance—Commercial (0.8%)
Cit Group Inc 5.650% 2/13/17	160,000	90,275
Cit Group Inc 5.600% 4/27/11	150,000	112,476
Cit Group Inc 5.800% 7/28/11	160,000	119,960
		322,711
Food—Retail (1.6%)
Chiquita Brands Intl 8.875% 12/1/15	215,000	185,437
Del Monte Corp 6.750% 2/15/15	90,000	85,275
Dole Foods Co—144A 13.875% 3/15/14	85,000	93,500
Supervalu Inc 8.000% 5/1/16	295,000	286,150
		650,362
Funeral Services/Rel. Items (0.9%)
Service Corp Intl 6.750% 4/1/15	365,000	330,325
Stewart Enterprises 6.250% 2/15/13	40,000	37,200
		367,525
Garden Products (0.5%)
(5) Ames True Temper Inc 5.131% 1/15/12	245,000	202,125

Home Furnishing (2.5%)
Newell Rubbermaid Inc 10.600% 4/15/19	190,000	218,507
Sealy Mattress Co 8.250% 6/15/14	535,000	440,037
(6) Simmons Co 7.875% 1/15/14	500,000	277,500
(3) Simmons Co 0/10.000% 12/15/14	750,000	105,000
		1,041,044
Hotels & Motels (0.7%)
Starwood Hotels & Resort 6.750% 5/15/18	325,000	278,687

Independ Power Producer (1.5%)
Calpine Construction Fin—144A 8.000% 6/1/16	110,000	105,325
Mirant North American LLC 7.375% 12/31/13	160,000	153,600
NRG Energy INC. 7.375% 2/1/16	364,000	344,435
		603,360
Machinery—Const. & Mining (0.9%)
Terex Corp 8.000% 11/15/17	485,000	372,844

Machinery/Electrical (0.6%)
Baldor Electric Co 8.625% 2/15/17	285,000	263,625

Medical—Hospitals (6.2%)
Community Health Systems 8.875% 7/15/15	235,000	230,300
(4) HCA Inc 9.625% 11/15/16	1,265,000	1,252,350
HCA Inc—144A 8.500% 4/15/19	80,000	78,400
Health Management Assoc 6.125% 4/15/16	315,000	270,112
Tenet Healthcare Corp 9.250% 2/1/15	300,000	274,500
Tenet Healthcare Corp—144A 8.875% 7/1/19	60,000	60,300
(4) United Surgical Partners 9.250% 5/1/17	465,000	378,975
		2,544,937
Medical—Outptnt/Home Med. (0.4%)
(4) Surgical Care Affiliates—144A 9.625% 7/15/15	190,000	146,300

Medical/Biomedical/Gene (2.6%)
(4) Biomet Inc. 10.375% 10/15/17	730,000	706,275
Cooper Cos Inc 7.125% 2/15/15	195,000	181,838
DJO Fin. LLC 10.875% 11/15/14	210,000	183,750
		1,071,863
Metal—Diversified (0.8%)
Freeport-McMoran C&G 8.250% 4/1/15	225,000	227,250
Freeport-McMoran C & G 8.375% 4/1/17	115,000	115,863
		343,113
Mining Services (0.6%)
(4) Noranda Aluminium Acquisition 7.345% 5/15/15	445,791	245,742

Miscellaneous Manufacturer (0.0%)
(1)(2) Propex Fabrics Inc. 10.000% 12/1/12	2,118,000	212

Multimedia (1.2%)
* Quebecor Media 7.750% 3/15/16	560,000	507,500

Music (0.3%)
WMG Acqusition Corp—144A 9.500% 6/15/16	125,000	124,375

Oil Co.—Explor. & Prod. (5.4%)
Atlas Energy Res LLC—144A 10.750% 2/1/18	285,000	268,613
Chesapeake Energy Corp 6.500% 8/15/17	200,000	168,000
Chesapeake Energy Corp 7.250% 12/15/18	315,000	274,050
Denbury Resources Inc 7.500% 4/1/13	260,000	248,300
El Paso Corporation 7.000% 6/15/17	300,000	273,226
Forest Oil Corporation 7.750% 5/1/14	75,000	72,000
Forest Oil Corporation 7.250% 6/15/19	65,000	58,175
Helix Energy Solutions—144A 9.500% 1/15/16	100,000	91,250
Newfield Exploration Co 6.625% 4/15/16	200,000	180,500
Opti Canada Inc 8.250% 12/15/14	95,000	62,700
Petrohawk Energy Corp 7.875% 6/1/15	355,000	328,375
Quicksilver Resources In 8.250% 8/1/15	185,000	164,650
Swift Energy Co 7.125% 6/1/17	70,000	49,350
		2,239,189
Oil Refining & Marketing (0.9%)
Pride International Inc 8.500% 6/15/19	195,000	192,563
Tesoro Corp. 6.625% 11/1/15	185,000	166,038
		358,601
Paper & Related Products (2.6%)
ACCO Brands Corp 7.625% 8/15/15	735,000	385,875
Clearwater Paper Corp—144A 10.625% 6/15/16	100,000	102,000
* Georgia-Pacific LLC 7.700% 6/15/15	500,000	467,500
Georgia-Pacific LLC—144A 8.250% 5/1/16	25,000	24,250
P.H. Glatfelter 7.125% 5/1/16	120,000	110,250
		1,089,875
Pipelines (2.2%)
Dynegy Holdings Inc 7.500% 6/1/15	245,000	204,269
El Paso Corporation 7.250% 6/1/18	95,000	87,712
Markwest Energy Part/Fin. 8.750% 4/15/18	250,000	216,250
Nustar Logistics 7.650% 4/15/18	265,000	257,240
Boardwalk Pipelines LLC 5.200% 6/1/18	145,000	123,441
		888,912
Private Corrections (0.4%)
Corrections Corp of Amer 7.750% 6/1/17	180,000	177,300

Publishing/Periodicals (0.4%)
(1)(2) Dex Media West/Finance 9.875% 8/15/13	550,000	83,875
(1)(2) Dex Media Inc 8.000% 11/15/13	450,000	67,500
		151,375

REITS—Hotels (1.5%)
Host Hotels & Resorts LP 6.375% 3/15/15	575,000	497,375
Host Hotels & Resorts 6.750% 6/1/16	130,000	112,775
		610,150
Rental Auto/Equipment (0.2%)
Ashtead Capital Inc—144A 9.000% 8/15/16	100,000	84,750

Resorts—Themeparks (0.8%)
Vail Resorts Inc 6.750% 2/15/14	350,000	337,750

Retail—Drug Store (0.5%)
Rite Aid Corp 9.500% 6/15/17	135,000	87,750
Rite Aid Corp—144A 9.750% 6/12/16	105,000	105,000
		192,750
Retail—Major Dept Store (3.1%)
(5) Hanesbrands Inc 5.697% 12/15/14	370,000	297,850
(4) Neiman Marcus Group Inc 9.750% 10/15/15	543,894	320,897
Rite Aid Corp 7.500% 3/1/17	165,000	129,113
Macys Retail Hldgs Inc 5.900% 12/1/16	130,000	105,909
Macys Retail Hldgs Inc 8.875% 7/15/15	230,000	222,574
JC Penney Corp 7.950% 4/1/17	65,000	63,712
Steinway Musical Instruments—144A 7.000% 3/1/14	200,000	156,000
		1,296,055
Rubber—Tires (0.5%)
Goodyear Tire & Rubber 9.000% 7/1/15	125,000	123,750
Goodyear Tire & Rubber Co 10.500% 5/15/16	75,000	75,750
		199,500
Satellite Telecom (1.9%)
Intelsat Jackson Holdings 11.250% 6/15/16	360,000	367,200
Intelsat Subsidiary Hldg—144A 8.875% 1/15/15	370,000	357,050
Intelsat Subsidiary Hldg—144A 8.875% 1/15/15	45,000	43,200
		767,450
Semiconductor Equipment (1.0%)
(4) Freescale Semiconductor 9.875% 12/15/14	624,378	231,020
Sensata Technologies BV 8.000% 5/1/14	365,000	179,306
		410,326
Steel-Producers (0.1%)
Steel Dynamics Inc. 7.375% 11/1/12	55,000	52,113

Telecom Services (4.8%)
Digicel Group LTD—144A 8.875% 1/15/15	245,000	203,350
Fairpoint Communications 13.125% 4/1/18	420,000	81,900
(4) IPCS Inc 5.028% 5/1/14	705,000	465,300
Nordic Tel Co Hldgs—144A 8.875% 5/1/16	275,000	265,375
Paetec Holding Corp 9.500% 7/15/15	400,000	347,000
Qwest Corp. 7.500% 10/1/14	220,000	209,825
West Corp 9.500% 10/15/14	155,000	135,625
Wind Acquisition Fin SA—144A 10.750% 12/1/15	275,000	275,000
		1,983,375
Telephone-Integrated (5.0%)
Frontier Communications 6.625% 3/15/15	145,000	127,600
L-3 Communications Corp. 5.875% 1/15/15	240,000	213,000
L-3 Communications Corp. 6.375% 10/15/15	175,000	158,813
Paetec Holding Corp. 144A 8.875% 6/30/17	160,000	150,400
* Qwest Communications Int. 7.250% 2/15/11	325,000	315,250
Sprint Capital Corp 6.900% 5/1/19	885,000	732,338
Windstream Corp 8.625% 8/1/16	385,000	368,638
		2,066,039
Television (0.2%)
CSC Holding Inc—144A 8.625% 2/15/19	30,000	29,175
Videotron LTEE 9.125% 4/15/18	45,000	45,731
		74,906
Transport-Services (0.3%)
RailAmerica—144A 9.250% 7/1/17	125,000	120,625

Travel Services (0.7%)
(5) Travelport LLC 5.293% 9/1/14	45,000	24,525
Travelport LLC 9.875% 9/1/14	370,000	246,050
		270,575
Wire & Cable Products (0.4%)
Belden Inc—144A 9.250% 6/15/19	35,000	33,906
General Cable Corp 7.125% 4/1/17	165,000	149,738
		183,644
Wireless Equipment (2.2%)
CC Holdings GS V LLC/CRO—144A 7.750% 5/1/17	40,000	39,000
Cricket Communications 9.375% 11/1/14	380,000	374,300
Crown Castle Intl Corp 9.000% 1/15/15	135,000	137,363
MetroPCS Wireless 9.250% 11/1/14	375,000	372,656
		923,319

TOTAL CORPORATE BONDS (COST: $54,103,364)		$39,604,932

U.S. COMMON STOCKS (0.3%)
(1) Aerospace & Military Technology (COST: $476,187)	Shares
	111,817	$134,180

SHORT-TERM SECURITIES (2.7%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $1,100,407)	$1,100,407	$1,100,407

TOTAL INVESTMENTS IN SECURITIES (COST: $55,679,958)		$40,839,519
OTHER ASSETS LESS LIABILITIES		314,359

NET ASSETS		$41,153,878

*Indicates bonds are segregated by the custodian to cover when-issued or delayed delivery purchases.

As of June 30, 2009, the Fund had two when-issued purchases:

100,000 of Digicel SA—144A; 12.000%; 04/01/14

20,000 of Solo Cup Company—144A; 10.500%; 11/01/13

(1)	Non-income producing security.

(2)	Issue is in default.

(3)	Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

(4)	Interest or dividend is paid-in-kind, when applicable.

(5)	Floating rate security. The rates for these securities are as of June 30, 2009.

(6)	Flat trading security.

144A—Security exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise noted, these securities are deemed to be liquid. These securities amount to $6,122,901, representing 14.9% of net assets.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Cash Equivalents	$1,100,407	$0	$0	$1,100,407
Corporate Bonds	0	39,604,932	0	39,604,932
Common Stock	134,180	0	0	134,180
Total	$1,234,587	$39,604,932	$0	$40,839,519

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $55,679,958)	$40,839,519
Accrued dividends receivable	325
Accrued interest receivable	849,749
Prepaid expenses	17,208
Receivable for fund shares sold	700
Security sales receivable	225,050
Total assets	$41,932,551

LIABILITIES
Accrued expenses	$27,289
Disbursements in excess of demand deposit cash	89,116
Dividends payable	244,097
Payable for fund shares redeemed	77,157
Payable to affiliates	55,318
Security purchases payable	285,696
Total liabilities	$778,673

NET ASSETS	$41,153,878

Net assets are represented by:
Capital stock outstanding, at par	$6,664
Additional paid-in capital	96,858,066
Accumulated undistributed net realized gain (loss) on investments	(40,870,413)
Unrealized appreciation (depreciation) on investments	(14,840,439)
Total amount representing net assets applicable to 6,664,047 outstanding shares of $.001 par value common stock (unlimited shares authorized)	$41,153,878

Net assets consist of:
Class A	$26,082,469
Class C	$15,071,409
Total net assets	$41,153,878

Shares outstanding:
Class A	4,226,788
Class C	2,437,259

Net asset value per share:
Class A	$6.17
Class A—offering price (based on sales charge of 4.25%)	$6.44
Class C	$6.18

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$2,142,922
Dividends	8,143
Total investment income	$2,151,065

EXPENSES
Investment advisory fees	$159,187
Distribution (12b-1) fees—Class A	30,029
Distribution (12b-1) fees—Class C	66,855
Administrative service fees	31,092
Transfer agent fees	40,456
Accounting service fees	24,364
Transfer agent out-of-pockets	1,877
Custodian fees	4,472
Professional fees	30,362
Trustees fees	3,366
Reports to shareholders	4,543
Insurance expense	2,093
Legal fees	4,670
Audit fees	9,794
License, fees, and registrations	16,098
Total expenses	$429,258
Less expenses waived or absorbed by the Fund's manager	(79,961)
Total net expenses	$349,297

NET INVESTMENT INCOME (LOSS)	$1,801,768

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(8,869,290)
Net change in unrealized appreciation (depreciation) of investments	16,251,797
Net realized and unrealized gain (loss) on investments	$7,382,507

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,184,275

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Six Months Ended June 30, 2009*	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,801,768	$6,157,903
Net realized gain (loss) on investment transactions	(8,869,290)	(30,515,145)
Net change in unrealized appreciation (depreciation) on investments	16,251,797	(3,005,022)
Net increase (decrease) in net assets resulting from operations	$9,184,275	$(27,362,264)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income
Class A ($0.27 and $0.56 per share, respectively)	$(1,191,236)	$(4,128,965)
Class C ($0.25 and $0.51 per share, respectively)	(610,532)	(2,028,938)
Distributions from net realized gain on investment transactions
Class A ($0.00 and $0.00 per share, respectively)	0	0
Class C ($0.00 and $0.00 per share, respectively)	0	0
Distributions from return of capital
Class A ($0.00 and $0.07 per share, respectively)	0	(530,351)
Class C ($0.00 and $0.06 per share, respectively)	0	(260,610)
Total dividends and distributions	$(1,801,768)	$(6,948,864)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class A	$2,181,851	$7,982,910
Class C	505,523	2,488,804
Proceeds from reinvested dividends
Class A	826,863	3,209,089
Class C	411,097	1,574,829
Cost of shares redeemed
Class A	(5,675,195)	(53,396,321)
Class C	(1,142,683)	(23,537,174)
Net increase (decrease) in net assets resulting from capital share transactions	$(2,892,544)	$(61,677,863)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$4,489,963	$(95,988,991)
NET ASSETS, BEGINNING OF PERIOD	36,663,915	132,652,906
NET ASSETS, END OF PERIOD	$41,153,878	$36,663,915

Undistributed net investment income	$0	$0

* Unaudited.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently portfolios are offered. The Fund seeks a high level of current income with capital appreciation as a secondary objective. The Fund commenced operations on April 30, 2004 under the Trust. From its inception (September 7, 1992) until February 9, 1998, the Trust was organized by the Integrity Money Management as a Collective Investment Trust under New York Law and the regulations of the U.S. Comptroller of the Currency, participation in which was limited to qualified individual accounts such as IRAs, retirement trusts, and pension trusts. On February 9, 1998, the Collective Investment Trust reorganized as a Delaware business trust. In connection with this reorganization, the name of the Trust was changed from "Canandaigua National Collective Investment Fund for Qualified Trusts" to "The Canandaigua Funds." On March3, 2003, the Trust was renamed "The Integrity Funds."

Class A shares are sold with an initial sales charge of 4.25% and a distribution fee of up to 0.25% on an annual basis. Class C shares are sold without a sales charge and are subject to a distribution fee of up to 1.00% on an annual basis and a CDSC of 1.00% if shares are redeemed within 12 months of purchase. The two classes of shares represent interest in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses and have exclusive voting rights with respect to any matter on which a separate vote of any class is required.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•	listed securities are valued at the closing price obtained from the respective primary exchange on which the security listed or, if there were no sales on that day, the last reported current bid price
•	unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

When-issued securities—The Fund may purchase securities on a when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the securities purchased on a when-issued basis are identified as such in the Schedule of Investments. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities, if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% CDSC may be assessed on Class A shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	6,157,903	12,648,139
Long-term capital gains	0	811,734
Return of capital	790,961	85,269
Total	$6,948,864	$12,733,408

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($31,094,157)	($31,092,236)	($62,186,393)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008 totaling $31,094,157, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$31,094,157

For the year ended December 31, 2008, the Fund made $0 in permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended December 31, 2008, the Fund deferred to January 1, 2009 post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses of $906,965.

Multiple class allocations—The Fund simultaneously uses the settled shares method to allocate income and fund-wide expenses and uses the relative net assets method to allocate gains and losses. Class-specific expenses, distribution fees, and any other items that are specifically attributable to a particular class are charged directly to such class. For the six months ended June 30, 2009, distribution fees were the only class-specific expenses.

Distributions to shareholders—Dividends from net investment income, declared daily and payable monthly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at the end of the calendar year. Distributions are recorded on the ex-dividend date. Net investment income, other than distribution fees, are allocated daily to each class of shares based upon the settled shares of each class.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for market discount, capital loss carryforwards, and losses due to wash sales and futures transactions.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of tax-exempt municipal securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3: CAPITAL SHARE TRANSACTIONS

As of June 30, 2009, there were unlimited shares of $.001 par value authorized; 6,664,047 and 7,260,077 were outstanding at June 30, 2009 and December 31, 2008, respectively.

Transactions in capital shares were as follows:

	Class A Shares		Class C Shares
	Six Months Ended 6/30/09 (unaudited)	Year Ended 12/31/08	Six Months Ended 6/30/09 (unaudited)	Year Ended 12/31/08
Shares sold	390,267	1,062,160	92,578	315,638
Shares issued on reinvestment of dividends	156,627	438,580	77,390	214,117
Shares redeemed	(1,096,120)	(7,234,793)	(216,772)	(3,254,541)
Net increase (decrease)	(549,226)	(5,734,053)	(46,804)	(2,724,786)

NOTE 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"), the Fund's sponsor. JPMIM serves as the Interim Sub-Adviser to the Fund.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement between the Fund and Integrity Money Management provides for fees to be computed at an annual rate of 0.85% of the Fund's average daily net assets. The Fund has recognized $79,226 of investment advisory fees after a partial waiver for the six months ended June 30, 2009. The Fund has a payable to Integrity Money Management of $17,861 at June 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also officers and directors of Integrity Money Management.

The Investment Advisor has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until March 31, 2010, so that the Net Annual Operating Expenses of the Fund do not exceed 1.60% for the Class A shares and 2.35% for the Class C shares. After this date, the expense limitation may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." Class A currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the class. Class C currently pays an annual distribution fee of up to 1.00% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly.

For the six months ended June 30, 2009, amounts paid or accrued to Integrity Funds Distributor and fees waived, if any, pursuant to Class A and Class Distribution Plans were as follows:

	12b-1 Fees Charged	12b-1 Fees Waived
Class A Shares	$30,029	$0
Class C Shares	$66,855	$0

Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $40,456 of transfer agency fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $7,629 at June 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. An additional fee of $500 per month is charged for each additional share class. The Fund has recognized $24,364 of accounting service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $4,361 at June 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund will pay an additional fee of $500 per month for each additional share class. The Fund has recognized $31,092 of administrative service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $5,851 at June 30, 2009 for administrative service fees.

NOTE 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $11,338,838 and $14,507,171, respectively, for the six months ended June 30, 2009.

NOTE 6: INVESTMENT IN SECURITIES

At June 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $55,679,958. The net unrealized depreciation of investments based on the cost was $14,840,439, which is comprised of $1,051,005 aggregate gross unrealized appreciation and $15,891,444 aggregate gross unrealized depreciation.

NOTE 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Class A Shares

	Six Months Ended 6/30/09[1]	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05	Period 4/30/04[5] Through 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$5.05	$8.43	$10.20	$10.07	$10.33	$10.00

Income from investment operations:
Net investment income (loss)	$.27	$.56	$.79	$.76	$.79	$.57
Net realized and unrealized gain (loss) on investment transactions	1.12	(3.31)	(1.75)	.27	(.05)	.38
Total income (loss) from investment operations	$1.39	$(2.75)	$(.96)	$1.03	$.74	$.95

Less distributions:
Dividends from net investment income	$(.27)	$(.56)	$(.80)	$(.76)	$(.79)	$(.57)
Distributions from net realized gains	.00	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	.00	(.07)	.00	.00	.00	.00
Total distributions	$(.27)	$(.63)	$(.81)	$(.90)	$(1.00)	$(.62)

NET ASSET VALUE, END OF PERIOD	$6.17	$5.05	$8.43	$10.20	$10.07	$10.33

Total Return[2]	56.61%[3]	(34.24%)	(10.07%)	10.66%	7.48%	9.81%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$26,08[2]	$24,101	$88,629	$101,545	$37,764	$11,112
Ratio of net expenses (after expense assumption) to average net assets[4]	1.60%[3]	1.67%	1.75%	1.75%	1.75%	1.69%[3]
Ratio of net investment income to average net assets	9.93%[3]	7.74%	8.09%	7.49%	7.71%	7.20%[3]
Portfolio turnover rate	31.50%	85.86%	27.28%	38.76%	31.69%	29.81%

(1)	Unaudited.

(2)	Excludes any applicable sales charge.

(3)	Annualized.

(4)

During the periods indicated above, the Adviser assumed and/or waived expenses of $51,432, $107,670, $113,747, $130,316, $71,122, and $32,195, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.03%, 1.88%, 1.85%, 1.95%, 2.05%, and 3.00%, respectively.

(5)	April 30, 2004 is the inception date of the Fund.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

Class C Shares

	Six Months Ended 6/30/09[1]	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05	Period 4/30/04[5] Through 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$5.06	$8.45	$10.22	$10.09	$10.36	$10.00

Income from investment operations:
Net investment income (loss)	$.25	$.51	$.72	$.69	$.71	$.46
Net realized and unrealized gain (loss) on investment transactions	1.12	(3.33)	(1.76)	.27	(.06)	.41
Total income (loss) from investment operations	$1.37	$(2.82)	$(1.04)	$.96	$.65	$.87

Less distributions:
Dividends from net investment income	$(.25)	$(.51)	$(.72)	$(.69)	$(.71)	$(.46)
Distributions from net realized gains	.00	.00	(.01)	(.14)	(.21)	(.05)
Distributions from return of capital	.00	(.06)	.00	.00	.00	.00
Total distributions	$(.25)	$(.57)	$(.73)	$(.83)	$(.92)	$(.51)

NET ASSET VALUE, END OF PERIOD	$6.18	$5.06	$8.45	$10.22	$10.09	$10.36

Total Return[2]	55.60%[3]	(34.77%)	(10.71%)	9.84%	6.59%	8.93%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$15,071	$12,563	$44,023	$41,840	$24,357	$8,988
Ratio of net expenses (after expense assumption) to average net assets[4]	2.35%[3]	2.42%	2.50%	2.50%	2.50%	2.48%[3]
Ratio of net investment income to average net assets	9.15%[3]	7.03%	7.40%	6.75%	6.96%	6.83%[3]
Portfolio turnover rate	31.50%	85.86%	27.28%	38.76%	31.69%	29.81%

(1)	Unaudited.

(2)	Excludes any applicable sales charge.

(3)	Annualized.

(4)

During the periods indicated above, the Advisor assumed and/or waived expenses of $28,529, $59,054, $47,667, $64,030, $51,581, and $62,188, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.78%, 2.63, 2.60%, 2.70%, 2.81%, and 4.26%, respectively.

(5)	April 30, 2004 is the inception date of the Fund.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

[Logo]

Investment Adviser

Integrity Money Management, Inc.
P.O. Box 500
Minot, ND 58702

Principal Underwriter

Integrity Funds Distributor, Inc.±
P.O. Box 500
Minot, ND 58702

Custodian

Wells Fargo Bank, N.A.
Trust & Custody Solutions
801 Nicollet Mall, Suite 700
Minneapolis, MN 55479

Transfer Agent

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702

±The Fund is distributed through Integrity Funds Distributor, Inc. Member FINRA & SIPC

WILLISTON BASIN/ MID-NORTH
AMERICA STOCK FUND

P.O. Box 500 • Minot, North Dakota 58702
800-276-1262
info@integrityfunds.com
www.integrityfunds.com

Dear Shareholder:

Enclosed is report of the operations for the Williston Basin/Mid-North America Stock Fund (the "Fund") for the six months ended June 30, 2009. The Fund's portfolio and related financial statements are presented within for your review.

Management's Discussion & Analysis

Williston Basin/Mid-North America Stock Fund (ICPAX) outperformed the S&P 500 and the Russell 3000 for the first half of 2009 while keeping overall risk low. We expect continuing high volatility and risk for at least the remainder of 2009, and perhaps much of 2010. Short-term measures of market volatility have fallen, but this is not the same thing as risk, which in our view has risen significantly in recent months.

We believe we are about halfway through a secular (long-term structural) bear market that began in 2000. The long-term trend is still downward, although it will be accompanied by large fluctuations above and below the trend line. This means that risk control is the most important element of the Fund's focus for the foreseeable future. We address this issue in greater depth below. In addition, because commodities are highly volatile, an additional risk of the Fund is that not closely hitting the best entrance and exit times for natural resource stocks can make a big difference in our shorter-term relative returns. Nevertheless, in the present economic environment we are more prone toward getting out early rather than worrying about getting in late. We believe the second half bounce in natural resource prices was primarily driven by short-term inventory rebuilding, not from a bottoming of the contraction in global trade, and we advise investors to be more cautious than the consensus regarding China's forecasts, and the case that makes for natural resources near-term. We expect to change our bias only when we have sufficient evidence that global trade has bottomed.

The Fund's cash position at June 30 was 43.7%, and the average weighted market cap was approximately $4.1 billion. As you are aware, the Fund controls risk primarily through the expansion and contraction of the approximately half of Fund assets devoted to natural resources. The March - April bear market rally demonstrated extraordinary volatility in this sector of the market, with some of our companies doubling or tripling in three months, followed by a significant decline from their highs as I write this. This drove several of our companies well above fair value, and we used the opportunity to take profits and raise cash. Thus, the Fund's exposure to natural resources has shrunk dramatically and is currently in cash awaiting a more favorable investment climate for natural resource stocks.

Since our 2008 year-end report to you, the Fund's standard deviation of monthly returns (a standard statistical measure of risk) rose only 0.19%, from 7.55% to 7.74%, and actually fell over the last 3 months. That of the S&P 500 rose 2.12% from 5.63% to 7.75%. The Russell 3000 risk level rose nearly 2.05% from the end of 2008, from 6.00% to 8.05%. We have been successful in our goal of reducing risk in the Fund relative to that of the overall market.

In our opinion, risk-adjusted returns are the best measure of the ability of a fund manager. There is no other way to compare management ability, and we believe all funds should present standardized risk-adjusted results for this reason. As you can see from the table below, we have been successful over the last 6 months in reducing our risk and our risk-adjusted return relative to those of the S&P 500 and the Russell 3000.

Risk-Adjusted Return Comparison

ICPAX vs. S&P 500 & Russell 3000, six months ended 6/30/09

	Raw	Standard	Risk-Adjusted
	Return	Deviation	Return
ICPAX	+4.76%	7.74%	+0.61%
S&P 500	+3.16%	7.75%	+0.41%
Russell 3000	+4.20%	8.05%	+0.52%

Note: Standard Deviation is measured over the most recent 13 monthly total returns. Past risk-adjusted returns may not be a reliable guide to future risk-adjusted returns. When returns are negative, relative risk-adjusted returns may be misleading because they are not intuitive. The total annual fund operating expense ratio (before expense waivers and reimbursements and including acquired fund fees and expenses) as of the most recent fiscal year-end was 6.99%. The net annual fund operating expense ratio (after expense waivers and reimbursements and excluding acquired fund fees and expenses) as of the most recent fiscal year-end was 1.50%.

Risk & The Economy: A Long Term View

There are some subsectors of the US economy that we believe will grow over the next year or three (health care diagnostic & testing equipment & services and some consumer staples, for instance). There are deeply undervalued individual stocks in various sectors that offer excellent, well-covered dividend yields and consistently high returns on invested capital, and they should do well.

However, we believe this is a market in which careful stock selection, timing in natural resources and active portfolio level risk management will be rewarded over indexing for some years to come. This is typical of all secular bear markets as long there is a longer term downward trend. After a 40% rally driven primarily by poor quality, risky, small cap stocks, it's time to be cautious.

The US is experiencing the first balance sheet recession since the 1930s. Businesses and consumers both have seen their balance sheets and net worth shrink in value. Consumers' homes, incomes, cars and 401(k) plans are worth less, and will not support nearly the level of spending, and especially of borrowing, of recent years. Corporations have also written off goodwill and intangibles, reduced the value of plant & equipment, their pension obligations are much greater due to the market decline, and they've paid down debt and sold off poorly performing divisions at much less than they were worth a year or two ago. In addition to asset destruction, credit has contracted dramatically.

A much smaller financial asset and credit base is simply unable to support the level of earnings of the last decade or two. Capacity utilization has sunk into the upper 60% range, a level not seen since the 1930s. This is consistent with the contraction in the global and US capital base we have experienced. Capacity utilization is unlikely to return to more normal levels of past decades without the capital base to support higher capacity utilization. We cannot depend on China to pull the world out of recession because China itself has massive excess capacity. This reduced economic base and the required shutting down of excess capacity driven by an unsustainable level of borrowing for many years will result in a lower level of natural resource usage, and we are currently watching for signals that the economy has bottomed out before we jump back into the market based on a rose-colored view of our near term economic prospects from yet more borrowing.

US private and corporate financial assets are estimated very roughly at $200 trillion. Some economists and market strategists estimate that we have seen net worth contract so far by about $30 trillion. With another wave of residential real estate due for refinancing from the end of 2009 - 2011 in a restricted credit environment, we are already seeing default rates climb again on a larger pool of higher quality mortgages, further reducing housing prices and net worth. Commercial & industrial real estate vacancies and default rates are soaring, and to add insult to injury, banks are requiring much higher levels of owner equity before rolling over debt on these properties. There is a huge glut of retail properties especially that will not survive this process. Many older debt securities on bank balance sheets still have not been written down to market value, based on a blind faith that we will return to an "old normal" level of earnings and economic growth the end of this year or early in 2010. We view this scenario as unlikely. Businesses still have large amounts of excess capacity longer term that will need to be closed and written down. Our guess is that we have another $10 or $20 trillion in further balance sheet write-offs ahead of us, potentially reducing Americans' capital base by 25%.

If we assume this to be the case, the US will undergo a roughly 25% contraction in the asset base that supports consumer spending and corporate earnings. Because savings is the only way to rebuild balance sheets, it's likely to require a generation to rebuild financial assets to the level required to support the earnings and consumer spending level of 2007.

That doesn't mean the economy cannot begin growing again in 2010 or 2011, but if it does, it will begin from a significantly lower asset and earnings base. Taxes and savings rates will soar, suppressing consumer-related economic activity and growth for many years. Aggregate earnings will almost certainly be significantly lower for quite some time, even if they begin growing again next year. The task of fund managers in this kind of environment is to ensure that the price paid for a stock is commensurate with the reduction in its asset base and future business longer term, so that we don't have to wait years for earnings to grow to a level that will support our initial purchase price.

We do this by increasing the discount to our estimate of fair value at which we are willing to buy stocks. During periods of stable economic growth we were willing to buy stocks at a discount of 10% - 30%, depending on the riskiness of the company's business model. Today we are insisting for most stocks on discounts of between 30% and 50% before we will buy them.

Because earnings growth and thus capital gains will likely be harder to come by in the next several years, dividends also take on increased importance because they lower the capital gains hurdle required for a desired total return. We have increasingly focused the Fund over the last year on stable, dominant companies with well-supported dividends in excess of the 10-year T-Note in order to better support total returns.

We are mindful of our responsibility to our shareholders. The stock portion of my personal portfolio as the Fund manager is almost totally invested in the stock funds I manage, and neither I nor my family have personal brokerage accounts. We do not trade stocks for our own benefit, only for our investors alongside of whom we also are invested. We'd like to express our appreciation to you again for your trust in our management, and take this opportunity to wish you and your families a healthy and successful 2009.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Robert Loest, Ph.D., CFA
Senior Portfolio Manager

The views expressed are those of Robert Loest, Senior Portfolio Manager with Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges, which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering Analysis and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

Direct inquiries regarding the Funds to: Integrity Funds Distributor, Inc. P.O. Box 500 Minot, ND 58702 Phone: 800-276-1262	Direct inquiries regarding account information to: Integrity Fund Services, Inc. P.O. Box 759 Minot, ND 58702 Phone: 800-601-5593

To reduce its expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. (the "Distributor" or "Integrity Funds Distributor") at 800-276-1262 or contact your financial institution. The Distributor will begin sending you individual copies 30 days after receiving your request.

TERMS & DEFINITIONS

American Depository Receipt

A negotiable certificate representing a given number of shares of stock in a foreign corporation; it is bought and sold in the American securities markets, just as stock is traded

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index

A commonly used measure of inflation; it does not represent an investment return

Depreciation

Decrease in the value of an asset

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Net Asset Value

The value of all a fund's assets, less liabilities and divided by the number of outstanding shares; does not include initial or contingent deferred sales charges

Offering Price

The price at which a mutual fund's share can be purchased; the offering price per share is the current net asset value plus any applicable sales charge(s)

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

COMPOSITION June 30, 2009 (unaudited)

Portfolio Market Sectors
(As a percentage of net assets)

O—Cash & Other	43.4%
M—Materials	11.3%
U—Utilities	10.6%
IT—Info Technology	9.6%
I—Industrials	6.5%
HC—Health Care	5.7%
E—Energy	5.3%
C—Consumer Discretionary	4.3%
CS—Consumer Staples	3.3%

Market sectors are breakdowns of the Fund's portfolio holdings into specific investment classes.

These percentages are subject to change.

Top Ten Holdings
(As a percentage of net assets)

1.	Wells Fargo Advantage Cash Investment Money Market Fund	43.4%
2.	ESCO Technologies	5.8%
3.	Waters Corp	5.7%
4.	Atmos Energy Corporation	5.4%
5.	Ormat Technologies Inc	5.2%
6.	Shaw Communications Class B	4.3%
7.	Sigma - Aldrich	4.3%
8.	National Instruments Corp.	3.9%
9.	3M Co.	3.6%
10.	Royal Gold Inc.	3.6%

The Fund's holdings are subject to change at any time.

DISCLOSURE OF FUND EXPENSES (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 31, 2008 to June 30, 2009.

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the appropriate column for your share class in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 12/31/08	Ending Account Value 6/30/09	Expenses Paid During Period*

Actual	$1,000.00	$1,047.62	$7.68

Hypothetical (5% return before expenses)	$1,000.00	$1,017.29	$7.57

*Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, and then multiplied by 180/360 days. The Fund's ending account value in the "Actual" section of the table is based on its actual total return of 4.76% for the six-month period of December 31, 2008 to June 30, 2009.

AVERAGE ANNUAL TOTAL RETURNS (unaudited)

	For periods ending June 30, 2009
Williston Basin/ Mid-North America Stock Fund	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
Without sales charge	(16.88%)	(3.83%)	1.80%	4.32%	5.23%
With sales charge (5.00%)	(21.12%)	(5.46%)	0.76%	3.78%	4.70%

Russell 2000 Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	(25.01%)	(9.89%)	(1.71%)	2.38%	3.66%

Russell 3000 Index	1 year	3 year	5 year	10 year	Since Inception (April 5, 1999)
	(26.56%)	(8.35%)	(1.84%)	(1.46%)	(0.94%)

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table above does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

The Fund's performance prior to September 19, 2003 was achieved while the Fund was managed by another investment adviser that used different investment strategies and techniques, which may have produced different results than those achieved by Integrity Money Management, Inc. (the "Adviser" or "Integrity Money Management"), the Fund's current investment adviser. The Willamette Asset Managers, Inc. served as investment adviser to the Fund from April 1, 2001 to September 19, 2003. Prior to April 1, 2001, The Coventry Group served as investment adviser to the Fund.

The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

COMPARATIVE INDEX GRAPH (unaudited)

Comparison of change in value of a $10,000 investment in
the Fund, the Russell 2000 Index, and the Russell 3000 Index

	Williston Basin/Mid-North America Stock Fund without Sales Charge	Williston Basin/Mid-North America Stock Fund with Maximum Sales Charge	Russell 2000 Index	Russell 3000 Index
4/5/99	$10,000	$9,497	$10,000	$10,000
1999	$17,892	$16,991	$12,673	$11,416
2000	$17,327	$16,445	$12,290	$10,565
2001	$15,191	$14,427	$12,596	$9,354
2002	$11,467	$10,890	$10,016	$7,339
2003	$14,946	$14,194	$14,748	$9,619
2004	$16,747	$15,904	$17,452	$10,768
2005	$18,698	$17,757	$18,246	$11,427
2006	$20,143	$19,130	$21,598	$13,222
2007	$19,958	$18,954	$21,260	$13,902
2008	$16,095	$15,285	$14,077	$8,716
6/30/2009	$16,861	$16,013	$14,448	$9,081

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities to match the index. If they could, transaction costs and other expenses would be incurred. All Fund and benchmark returns include reinvested dividends.

SCHEDULE OF INVESTMENTS June 30, 2009 (unaudited)

COMMON STOCK (56.8%)	Quantity	Market Value

Chemicals (4.3%)
Sigma—Aldrich	1,000	$49,560

Clean Energy (2.1%)
*Vestas Wind Energy—ADR	1,000	23,850

Communications Equipment (9.6%)
*ESCO Technologies	1,500	67,200
National Instruments Corp.	2,000	45,120
		112,320
Electric & Nat. Gas Utilities (10.6%)
Atmos Energy Corporation	2,500	62,600
Ormat Technologies Inc	1,500	60,465
		123,065
Food & Drug Retailers (3.3%)
Supervalu Inc.	3,000	38,850

Health Care Equipment & Services (5.7%)
*Waters Corp	1,300	66,911

Industrial Conglomerates (3.6%)
3M Co.	700	42,070

Machinery (2.9%)
*Fuel Tech Inc	3,500	33,950

Media (4.3%)
Shaw Communications Class B	3,000	50,580

Metals & Mining (7.1%)
Newmont Mining Corp	1,000	40,870
Royal Gold Inc.	1,000	41,700
		82,570
Oil & Gas E&D, Equip. & Services (3.3%)
Plains All American Pipeline, L.P.	900	$38,295

TOTAL COMMON STOCKS (COST: $730,919)		$662,021

SHORT-TERM SECURITIES (43.4%)	Shares
Wells Fargo Advantage Cash Investment Money Market Fund (COST: $505,624)	505,624	$505,624

TOTAL INVESTMENTS IN SECURITIES (COST: $1,236,543)		$1,167,645
OTHER ASSETS LESS LIABILITIES		(2,357)

NET ASSETS		$1,165,288

*Non-income producing

ADR—American Depository Receipt

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—quoted prices in active markets for identical securities

Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
Cash Equivalents	$505,624	$0	$0	$505,624
Common Stock	662,021	0	0	662,021
Total	$1,167,645	$0	$0	$1,167,645

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities June 30, 2009 (unaudited)

ASSETS
Investments in securities, at value (cost: $ 1,236,543)	$1,167,645
Accrued dividends receivable	80
Accrued interest receivable	157
Cash	136
Prepaid expenses	3,920
Receivable for Fund shares sold	101
Receivable due from manager	6,740
Total assets	$1,178,779

LIABILITIES
Accrued expenses	$6,525
Payable for Fund shares redeemed	200
Payable to affiliates	6,766
Total liabilities	$13,491

NET ASSETS	$1,165,288

Net assets are represented by:
Capital stock outstanding, at par	$379
Paid-in capital	1,700,305
Accumulated undistributed net realized gain (loss) on investments	(467,781)
Accumulated undistributed net investment income (loss)	1,283
Unrealized appreciation (depreciation) on investments	(68,898)
Total amount representing net assets applicable to 378,512 outstanding shares of no par common stock (unlimited shares authorized)	$1,165,288

Net asset value per share	$3.08

Public offering price (based on sales charge of 5.00%)	$3.24

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Operations For the six months ended June 30, 2009 (unaudited)

INVESTMENT INCOME
Interest	$1,195
Dividends (net of foreign withholding taxes of $267)	8,147
Total investment income	$9,342

EXPENSES
Investment advisory fees	$2,686
Distribution (12b-1) fees	2,686
Transfer agent fees	12,000
Accounting service fees	12,269
Administrative service fees	12,000
Professional fees	1,887
Reports to shareholders	1,268
License, fees, and registrations	2,711
Audit fees	789
Trustees' fees	824
Transfer agent out-of-pockets	277
Custodian fees	1,025
Legal fees	160
Insurance expense	33
Total expenses	$50,615
Less expenses waived or absorbed by the Fund's manager	(42,556)
Total net expenses	$8,059

NET INVESTMENT INCOME (LOSS)	$1,283

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(82,957)
Net change in unrealized appreciation (depreciation) of investments	139,711
Net realized and unrealized gain (loss) on investments	$56,754

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$58,037

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS

Statement of Changes in Net Assets

	Six Months Ended June 30, 2009*	Year Ended December 31, 2008
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$1,283	$2,083
Net realized gain (loss) on investment transactions	(82,957)	(364,764)
Net change in unrealized appreciation (depreciation) on investments	139,711	17,866
Net increase (decrease) in net assets resulting from operations	$58,037	$(344,815)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.00 and $0.01 per share, respectively)	$0	$(2,335)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Distributions from return of capital ($0.00 and $0.00 per share, respectively)	0	(1,745)
Total dividends and distributions	$0	$(4,080)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$207,843	$95,223
Proceeds from reinvested dividends	0	4,057
Cost of shares redeemed	(169,713)	(1,397,372)
Net increase (decrease) in net assets resulting from capital share transactions	$38,130	$(1,298,092)

TOTAL INCREASE (DECREASE) IN NET ASSETS	$96,167	$(1,646,987)
NET ASSETS, BEGINNING OF PERIOD	1,069,121	2,716,108
NET ASSETS, END OF PERIOD	$1,165,288	$1,069,121

Undistributed net investment income	$1,283	$0

* Unaudited.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1: ORGANIZATION

The Fund is an investment portfolio of The Integrity Funds (the "Trust") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a non-diversified, open-end management investment company. The Trust may offer multiple portfolios; currently three portfolios are offered. On September 19, 2003, the Fund became a series of the Trust. Prior to this date, the Fund was a part of the Willamette Funds Group (the "Willamette Funds"). The Willamette Funds were organized as a Delaware statutory trust on January 17, 2001 and were registered under the 1940 Act as an open-end management investment company. Each of the Willamette Funds is also the successor to a fund of the same name that was a series of another registered investment company, The Coventry Group. On March 16, 2001, the shareholders of each of the predecessor funds approved their reorganization into the Willamette Funds, effective April 1, 2001. The Willamette Funds offered four managed investment portfolios and were authorized to issue an unlimited number of shares. The accompanying financial statements and financial highlights are those of the Fund.

Effective November 10, 2008, the Fund changed its name from the Integrity Small Cap Growth Fund to the Williston Basin/Mid-North America Stock Fund. The Fund's principal investment strategies were also changed significantly. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in equity securities of domestic and foreign issuers that are participating or benefitting from the development of the resources in the Williston Basin area (as described below) and/or Mid-North America area, encompassing the states of Arkansas, Colorado, Illinois, Iowa, Kansas, Louisiana, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Mexico, North Dakota, Oklahoma, South Dakota, Texas, Wisconsin, and Wyoming; and the Canadian provinces of Alberta, Manitoba, and Saskatchewan. The "Williston Basin" area specifically encompasses western North Dakota, eastern Montana, the southern portion of the Canadian province of Saskatchewan, and the southwestern portion of the Canadian province of Manitoba.

The Fund seeks to provide long-term growth through capital appreciation.

Shares of the Fund are offered at net asset value plus a maximum sales charge of 5.00% and a distribution fee of up to 0.50% on an annual basis.

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Assets for which market quotations are available are valued as follows:

•

listed securities are valued at the closing price obtained from the respective primary exchange on which the security is listed or, if there were no sales on that day, at its last reported current bid price.

•	unlisted securities are valued at the last current bid price obtained from the National Association of Securities Dealers' Automated Quotation System.

Integrity Fund Services, Inc. ("Integrity Fund Services") obtains all of these prices from services that collect and disseminate such market prices. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as: institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In the absence of an ascertainable market value, assets are valued at their fair value as determined by Integrity Fund Services using methods and procedures reviewed and approved by the Trustees.

Repurchase agreements—In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. Realization of the collateral by the Fund may be delayed or limited if the seller defaults and the fair value of the collateral declines.

Contingent deferred sales charge—In the case of investments of $1 million or more, a 1.00% contingent deferred sales charge may be assessed on shares redeemed within 24 months of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders; therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing and a system for measuring the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the financial statements as "Other expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	2,335	197,394
Long-term capital gains	0	1,421,545
Return of capital	1,745	0
Total	$4,080	$1,618,939

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Undistributed Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($384,823)	($208,609)	($593,432)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008 totaling $384,823, which may be used to offset future capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the following table.

Year	Unexpired Capital Losses
2016	$384,823

For the year ended December 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to expiring capital loss carryforwards.

Net capital losses incurred after October 31 and within the tax year are deemed to arise on the first business day of the Fund's next taxable year. The Fund did not defer any post-October capital losses, post-October currency losses, and post-October passive foreign investment company losses for the year ended December 31, 2008.

Distributions to shareholders—Dividends from net investment income, declared yearly and paid yearly, are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed along with the net investment income at least annually. Distributions are recorded on the ex-dividend date.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. Government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the schedule of investments. The statement of assets and liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

NOTE 3: CAPITAL SHARE TRANSACTIONS

As of June 30, 2009, there were unlimited shares of $.001 par value authorized; 378,512 and 364,141 shares were outstanding at June 30, 2009 and December 31, 2008, respectively.

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2009 (unaudited)	Year Ended December 31, 2008
Shares sold	73,267	33,962
Shares issued on reinvestment of dividends	0	1,418
Shares redeemed	(58,896)	(412,883)
Net increase (decrease)	14,371	(377,503)

NOTE 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged the Adviser to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Advisory Agreement") provides for fees to be computed at an annual rate of 0.50% of the Fund's average daily net assets. The Fund has recognized no advisory fees due to fees being fully waived for the six months ended June 30, 2009. The Fund does not have a payable to the Adviser at June 30, 2009 for investment advisory fees. Certain Officers and Trustees of the Fund are also Officers and Directors of the Adviser.

The Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses and acquired fund fees and expenses, until December 31, 2009, so that the net annual operating expenses of the Fund do not exceed 1.50%. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund has adopted a distribution plan for each class of shares as allowed by Rule 12b-1 of the 1940 Act. Distribution plans permit the Fund to reimburse its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by shareholders through expenses called "Distribution Plan expenses." The Fund currently pays an annual distribution fee of up to 0.50% of the average daily net assets of the class. Distribution Plan expenses are calculated daily and paid monthly. The Fund has recognized $2,686 of distribution fees for the six months ended June 30, 2009. The Fund has a payable to the Distributor of $514 at June 30, 2009 for distribution fees.

As transfer agent for the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $12,000 of transfer agency fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,067 at June 30, 2009 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000 and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, together with reimbursement of out-of-pocket expenses. The Fund has recognized $12,269 of accounting service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,118 at June 30, 2009 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $12,000 of administrative service fees for the six months ended June 30, 2009. The Fund has a payable to Integrity Fund Services of $2,067 at June 30, 2009 for administrative service fees.

NOTE 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $602,920 and $919,624, respectively, for the six months ended June 30, 2009.

NOTE 6: INVESTMENT IN SECURITIES

At June 30, 2009, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $1,236,543. The net unrealized depreciation of investments based on the cost was $68,898, which is comprised of $37,751 aggregate gross unrealized appreciation and $106,649 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of market discount.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of SFAS 157 did not impact the amounts reported in the financial statements, however the additional disclosures required regarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund' s financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for the periods indicated

	Six Months Ended 6/30/09[1]	Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/29/06	Year Ended 12/30/05	Year Ended 12/31/04
NET ASSET VALUE, BEGINNING OF PERIOD	$2.94	$3.66	$8.88	$12.19	$13.67	$12.20

Income from investment operations:
Net investment income (loss)	$.00	$.01	$(.06)	$(.24)	$(.24)	$(.31)
Net realized and unrealized gain (loss) on investment transactions	.14	(.72)	(.01)	1.22	1.86	1.78
Total income (loss) from investment operations	$.14	$(.71)	$(.07)	$.98	$1.62	$1.47

Less Distributions:
Dividends from net investment income	$.00	$(.01)	$.00	$.00	$.00	$.00
Distributions from net realized gains	.00	.00	(5.15)	(4.29)	(3.10)	.00
Distributions from return of capital	.00	.00	.00	.00	.00	.00
Total distributions	$.00	$(.01)	$(5.15)	$(4.29)	$(3.10)	$.00

NET ASSET VALUE, END OF PERIOD	$3.08	$2.94	$3.66	$8.88	$12.19	$13.67

Total Return[2]	9.52%[3]	(19.36%)[5]	(0.92%)[5]	7.73%[5]	11.65%[5]	12.05%[5]

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$1,165	$1,069	$2,716	$7,308	$15,034	$21,543
Ratio of net expenses (after expense assumption) to average net assets[4]	1.50%[3]	1.50%	2.56%	2.65%	2.65%	2.65%
Ratio of net investment income to average net assets	0.24%[3]	0.13%	(0.97%)	(1.78%)	(1.76%)	(2.19%)
Portfolio turnover rate	80.87%	151.02%	137.86%	25.71%	28.64%	58.45%

[1]	Unaudited.

[2]	Excludes any applicable sales charge.

[3]	Annualized.

[4]

During the periods indicated above, the Integrity Mutual Funds and/or the Adviser assumed and/or waived expenses of $42,556, $83,985, $53,739, $15,566, $15,012, and $53,156, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 9.42%, 6.93%, 3.71%, 2.79%, 2.74%, and 2.89%, respectively.

[5]	The Fund's performance prior to November 10, 2008 was achieved under the previous investment strategy, which may have produced different results than the current investment strategy.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

Item 2—Code of Ethics

The information required in this Item is only required in an annual report on Form N-CSR.

Item 3—Audit Committee Financial Expert

The information required in this Item is only required in an annual report on Form N-CSR.

Item 4—Principal Accountant Fees and Services

The information required by this Item is only required in an annual report on Form N-CSR.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSRS.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

The Fund Governance/Nominating Committee (the "Committee") is a committee of the Board of Trustees of The Integrity Funds. The Committee serves in an advisory capacity to the Board of the Funds. The Committee identifies individuals qualified to become Board members and recommends to the Board Trustee nominations for election. All Trustees participate in the process. The Board will consider all nominees equally, including candidates recommended by shareholders.

Item 11—Controls and Procedures

(a)	Not applicable.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's code of ethics filed pursuant to Item 2 of the N-CSR is filed with the registrant's annual N-CSR.

	(2)	Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/Shannon D. Radke
Shannon D. Radke
President, The Integrity Funds

Date: August 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By: /s/Adam Forthun
Adam Forthun
Treasurer, The Integrity Funds

Date: August 28, 2009